Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 6 – Commitments and Contingencies

Loss contingencies -
On April 27, 2017, the Company issued a press release stating that Edison Investment Research Ltd. (“Edison”) had withdrawn its report issued April 26, 2017 titled “Akari’s Coversin matches Soliris in Phase II” (the “Edison Report”) because it contained material inaccuracies, including, without limitation, with respect to the Company’s interim analysis of its ongoing Phase II PNH trial of Coversin. Investors were cautioned not to rely upon any information contained in the Edison Report and instead were directed to the Company’s press release issued on April 24, 2017 that discusses the interim analysis of the Company’s then ongoing Phase II PNH trial and other matters. The Company’s Board of Directors established an ad hoc special committee of the Board to review the involvement, if any, of its personnel with the Edison Report, which was later retracted. Edison was retained by the Company to produce research reports about the Company. While that review was pending, Dr. Gur Roshwalb, the Company’s former Chief Executive Officer, was placed on administrative leave and Dr. Ray Prudo in his role as Executive Chairman temporarily assumed Dr. Roshwalb’s duties in his absence. Following that review, the Company determined that the Edison Report was reviewed and approved by Dr. Roshwalb, in contravention of Company policy. On May 29, 2017, Dr. Roshwalb submitted his resignation as Chief Executive Officer and member of the Company’s Board of Directors, effective immediately.

On May 12, 2017, a putative securities class action captioned Derek Da Ponte v. Akari Therapeutics, PLC, Gur Roshwalb, and Dov Elefant (Case 1:17-cv-03577) was filed in the U.S. District Court for the Southern District of New York against the Company, its former Chief Executive Officer, and its Chief Financial Officer. The plaintiff asserted claims alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), based primarily on the Company’s press releases or statements issued between April 24, 2017 and May 11, 2017 concerning the Phase II PNH trial of Nomacopan (Coversin) and the Edison Report about the Company and actions taken by it after the report was issued. The purported class covers the period from March 30, 2017 to May 11, 2017. The complaint seeks unspecified damages and costs and fees. On May 19, 2017, an almost identical class action complaint captioned Shamoon v. Akari Therapeutics, PLC, Gur Roshwalb, and Dov Elefant (Case 1:17-cv-03783) was filed in the same court. On July 11-12, 2017, candidates to be lead plaintiff filed motions to consolidate the cases and appoint a lead plaintiff. On August 10, 2017, the court issued a stipulated order: (i) consolidating the class actions under the caption In re: Akari Therapeutics, PLC Securities Litigation (Case 1:17-cv-03577); and (ii) setting out a schedule for plaintiffs to file a consolidated amended complaint and defendants to respond thereto.

By order dated September 7, 2017, the court appointed lead plaintiffs for the class and lead plaintiffs’ counsel. On November 6, 2017, lead plaintiffs filed a consolidated amended complaint (the “CAC”). While the CAC contains similar substantive allegations to the initial complaints, it adds two additional defendants, Ray Prudo and Edison Investment Research Ltd., and the purported class period was changed to April 24, 2017 through May 30, 2017. On January 10, 2018, at a hearing regarding the defendants’ impending motions to dismiss the CAC, the Court gave plaintiffs permission to file a second consolidated amended complaint (the “SCAC”) and established a briefing schedule for defendants’ motions to dismiss the SCAC.  Pursuant to that schedule, plaintiffs’ SCAC was filed on January 31, 2018. All briefing on the motions to dismiss was completed on April 20, 2018.

On May 9, 2018, the parties engaged in a mediation session and came to an agreement in principle to settle the dispute. On June 8, 2018, the parties entered into a memorandum of understanding. A memorandum of understanding is not a definitive settlement agreement, which must be approved by the Court. By the terms of the memorandum, the parties agreed in principle to a total payment of $2.7 million in cash.  The Company recorded the $2.7 million SCAC litigation settlement loss in the Consolidated Statement of Comprehensive Loss in the year ended December 31, 2017, which is the period in which the lawsuits were originally filed. The $2.7 million SCAC settlement liability was recorded as a loss contingency in accrued expenses in the Company’s Consolidated Balance Sheets as of December 31, 2017. On July 26, 2018, plaintiffs filed a notice with the Court voluntarily dismissing Edison from the action. On August 3, 2018, the remaining parties executed and filed a stipulation and agreement of settlement (the terms of which were consistent with the memorandum of understanding). On August 7, 2018, the Court granted plaintiffs’ motion for preliminary approval of the settlement, and on November 28, 2018, following a hearing with the parties, the court ordered final approval of the settlement.  Plaintiffs subsequently moved to distribute the settlement funds to the class, and the Court granted plaintiffs’ motion on February 4, 2019.

On August 24, 2018, the Company received a $2.7 million payment from its directors’ and officers’ liability insurance provider, the sum of which was paid to an escrow account for the benefit of the settlement class on August 27, 2018. This was recorded as a gain in the Consolidated Statements of Comprehensive Loss during the third quarter of 2018.

Separately, Edison has sought indemnification from the Company pursuant to its contract with the Company, including reimbursement of all legal expenses that Edison incurs in connection with the securities class action (to which, as discussed above, Edison was added as a defendant on November 6, 2017) and lost profits from customer relationships that Edison claims it lost as a result of the retraction of the Edison Report. The parties have come to an agreement and settled the dispute for an immaterial amount to the Company’s operations and cash flows.

The Company voluntarily reported to the SEC the circumstances leading to the withdrawal of the Edison Report and the outcome of its special committee’s investigation. In response, the SEC requested certain documents from the Company with respect to the matters it reported. The Company is cooperating with the SEC’s requests for information. On June 5, 2018, the Company received a subpoena from the SEC, which requested further documents and information primarily related to the Company’s Phase II clinical trial of Nomacopan (Coversin) in connection with an investigation of the Company that the SEC is conducting. The Company is in the process of responding to the subpoena and will continue to cooperate with the SEC.

Lease commitment –
 In March 2014, the Company entered into a lease agreement for offices in London which was amended January 1, 2016. The lease term commenced on December 1, 2014 and expired in March 2019, which we intend to renew and are currently leasing on the same terms of the lease. The lease can be cancelled early by either party upon 3 months’ notice (See Note 5).

The Company also had a five-year lease for offices in New York, New York effective July 2014. The lease ended early in December 2018. In January 2018, the Company entered into a sublease of office space in New York, New York for an approximately four-year term, which ended early in December 2018. The Company currently leases office space in New York, New York on a month-to-month basis.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred rental expense in the amount of approximately $814,000, $446,000 and $445,000, respectively.